Exhibit 99.77Q3 CERT

(a)(i) The President and the Treasurer of Janus Aspen Series have evaluated its disclosure controls and procedures within 90 days of the filing of this report, and have determined that such controls and procedures are reasonably designed to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is prepared.

(a)(ii) The President and the Treasurer of Janus Investment Funds Trust have reviewed its disclosure controls and procedures within 90 days of the filing of this report, and there have been no significant changes in the registrant's internal controls or in other factors that could significantly affect such controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


(a)(iii)

                                 CERTIFICATION

I, Loren M. Starr, certify that:

1.          I have reviewed this report on Form N-SAR of Janus Aspen Series;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

(a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

(c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: March 13, 2003

\s\  Loren M. Starr
--------------------------
Loren M. Starr
President and Chief Executive Officer, Janus Aspen Series




                                 CERTIFICATION

I, Anita E. Falicia, certify that:

1.          I have reviewed this report on Form N-SAR of Janus Aspen Series;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

(a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

(c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: March 13, 2003

\s\  Anita E. Falicia
--------------------------
Anita E. Falicia
Vice President and Chief Financial Officer, Janus Aspen Series


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio $6,348
Janus Aspen Worldwide Growth Portfolio $41,213
Janus Aspen Global Technology Portfolio $0

Service Class
Janus Aspen International Growth Portfolio $3,069
Janus Aspen Worldwide Growth Portfolio $1,205
Janus Aspen Global Technology Portfolio $0

Service II Class
Janus Aspen International Growth Portfolio $70
Janus Aspen Worldwide Growth Portfolio $0
Janus Aspen Global Technology Portfolio $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen International Growth Portfolio $0.1781
Janus Aspen Worldwide Growth Portfolio $0.2242
Janus Aspen Global Technology Portfolio $0

Service Class
Janus Aspen International Growth Portfolio $0.1286
Janus Aspen Worldwide Growth Portfolio $0.1432
Janus Aspen Global Technology Portfolio $0

Service II Class
Janus Aspen International Growth Portfolio $0.0432
Janus Aspen Worldwide Growth Portfolio $0.1539
Janus Aspen Global Technology Portfolio $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio 34,617
Janus Aspen Worldwide Growth Portfolio 176,871
Janus Aspen Global Technology Portfolio 1,179

Service Class
Janus Aspen International Growth Portfolio 22,158
Janus Aspen Worldwide Growth Portfolio 9,195
Janus Aspen Global Technology Portfolio 53,058

Service II Class
Janus Aspen International Growth Portfolio 2,070
Janus Aspen Worldwide Growth Portfolio 0
Janus Aspen Global Technology Portfolio 5,696

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio $17.30
Janus Aspen Worldwide Growth Portfolio $21.05
Janus Aspen Global Technology Portfolio $2.31

Service Class
Janus Aspen International Growth Portfolio $17.18
Janus Aspen Worldwide Growth Portfolio $20.95
Janus Aspen Global Technology Portfolio $2.41

Service II Class
Janus Aspen International Growth Portfolio $17.27
Janus Aspen Worldwide Growth Portfolio $21.02
Janus Aspen Global Technology Portfolio $2.44